UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2006

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Wall Street, Spokane,  Washington 99201

(Address of principal executive offices)  (Zip Code)

(509) 458-3711

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01  Regulation FD Disclosure

The information disclosed in Item 8.01 below is incorporated herein by reference.

On February 13, Lynnwood Financial Group, Inc. (“Lynnwood”) sent an email to its employees announcing the proposed merger of Lynnwood into Sterling Financial Corporation (“Sterling”).  The text of the Lynnwood email to employees is included as Exhibit 99.3 to this report.  On February 13, Lynnwood also sent letters to its shareholders and customers with information regarding the proposed merger.  The text of the Lynnwood letter to shareholders is included as Exhibit 99.4 to this report and the text of the Lynnwood letter to customers is included as Exhibit 99.5 to this report.  On February 13, Sterling sent a memo to its employees regarding the proposed merger.  The text of the Sterling memo to employees is included as Exhibit 99.6 to this report.

Item 8.01.  Other Events.

On February 13, 2006, Sterling and privately-held Lynnwood, the parent company of Golf Savings Bank, issued a joint press release announcing that they had entered into a definitive agreement, pursuant to which Lynnwood will merge with and into Sterling with Sterling being the surviving corporation.  The text of the press release is included as Exhibit 99.1 to this report and a slide presentation that Sterling is presenting to investors is included as Exhibit 99.2 to this report.

Additional Information And Where To Find It

Sterling intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Lynnwood expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction.  Investors and security holders of Sterling and Lynnwood are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, Lynnwood and the proposed merger.  In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of Lynnwood, Sterling files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission.  Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov.  These documents may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA  99201, or by telephone at (509) 227-5389.  In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingsavingsbank.com.

Sterling, Lynnwood and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Lynnwood with respect to the transactions contemplated by the proposed merger.  Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on March 25, 2005.  A description of the interests of the directors and executive officers of Sterling and Lynnwood in the merger will be set forth in Lynnwood’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.

Item 9.01.  Financial Statements and Exhibits.

(c)  The following exhibits are being filed herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling dated February 13, 2006.
99.2	Slide presentation of Sterling dated February 13, 2006.
99.3	Text of email from Lynnwood to employees dated February 13, 2006.

99.4	Text of letter from Lynnwood to its shareholders dated February 13, 2006.
99.5	Text of letter from Lynnwood to its customers dated February 13, 2006.
99.6	Text of memo from Sterling to its employees dated February 13, 2006.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

February 13, 2006	By:	/s/ Daniel G. Byrne
Date		Daniel G. Byrne
Executive Vice President, Assistant Secretary, and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release text of Sterling dated February 13, 2006.
99.2	Slide presentation of Sterling dated February 13, 2006.
99.3	Text of email from Lynnwood to employees dated February 13, 2006.
99.4	Text of letter from Lynnwood to its shareholders dated February 13, 2006.
99.5	Text of letter from Lynnwood to its customers dated February 13, 2006.
99.6	Text of memo from Sterling to its employees dated February 13, 2006.